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                                                                       Exhibit 1

                  3,000,000 CLASS A SUBORDINATE VOTING SHARES

                             GILDAN ACTIVEWEAR INC.

                             UNDERWRITING AGREEMENT


                                                                  ________, 1999


Bear, Stearns & Co. Inc.
Nesbitt Burns Inc.
The Robinson-Humphrey Company, LLC
Wasserstein Perella Securities, Inc.
  as Representatives of the
  several Underwriters named
  in Schedule I annexed hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, N.Y.  10167

Ladies and Gentlemen:

     Gildan Activewear Inc., a corporation incorporated under the laws of Canada (the "Company"), hereby confirms its agreements with you as follows:

     1. UNDERWRITERS. The term "Underwriters", as used herein, refers collectively to you and the other underwriters named in Schedule I hereto, for whom you are acting as representatives. Except as may be expressly set forth below, any reference to you in this Agreement shall be solely in your capacity as representatives of the Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice, consent, waiver or agreement purportedly on behalf of any Underwriter made or given by Bear, Stearns & Co. Inc. ("Bear, Stearns").

     2. DESCRIPTION OF SHARES. The Company proposes, subject to the terms and conditions stated herein, to issue and sell to the several Underwriters an aggregate of 3,000,000 of the Company's Class A Subordinate Voting Shares (the "Class A Shares"). The 3,000,000 Class A Shares to be issued and sold by the Company are referred to herein as the "Firm Shares". The Company also proposes, subject to the terms and conditions stated herein, to grant to the Underwriters the option to purchase from the Company, for the sole purpose of covering over-allotments, if any, in connection with the sale of the Firm Shares, an aggregate of up to an additional 450,000 Class A Shares (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter referred to collectively as the "Shares". The Shares are more fully described in the Registration Statement referred to below. The issuance and sale by the Company of the Shares to the Underwriters pursuant hereto is herein referred to as the "Offering".


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     3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) The Company meets the requirements for the use of a registration statement on Form F-1 under the United States Securities Act of 1933, as amended (the "Act"), and has prepared and filed with the United States Securities and Exchange Commission (the "Commission"), pursuant to the Act and the rules and regulations promulgated by the Commission thereunder (the "Regulations"), a registration statement on Form F-1 (File No. 333-74609) relating to the Shares and may have filed one or more amendments thereto, including, in each case, a preliminary prospectus relating to the offering of the Shares. The Company next proposes to file with the Commission a further amendment to the registration statement, including therein a final prospectus, necessary to permit the registration statement to become effective or, if no amendment is required for that purpose, then promptly following the effectiveness of the registration statement, the Company proposes to file with the Commission, in accordance with Rules 430A and 424(b)(1) or Rule 424(b)(4) of the Regulations, a final prospectus with respect to the offerings of the Shares, the final prospectus so filed in either case to include all Rule 430A Information (as hereinafter defined) and to conform, in content and form, to the last printer's proof thereof furnished to and approved by you immediately prior to such filing, which approval shall not be unreasonably withheld. As used in this Agreement,
     (i) "Effective Date" means the date that the registration statement hereinabove referred to, or the most recent post-effective amendment thereto, if any, is declared effective by the Commission, (ii) "Registration Statement" means such registration statement as last amended prior to the time the same was declared effective by the Commission, including all exhibits and schedules thereto and all Rule 430A Information deemed to be included therein at the Effective Date pursuant to Rule 430A of the Regulations, (iii) "Rule 430A Information" means information with respect to the Shares and the public offerings thereof permitted, pursuant to the provisions of paragraph (a) of Rule 430A of the Regulations, to be omitted from the form of prospectus included in the Registration Statement at the time it is declared effective by the Commission, (iv) "U.S. Prospectus" means the form of final prospectus relating to the Shares first filed with the Commission pursuant to Rule 424(b) of the Regulations or, if no filing pursuant to Rule 424(b) is required, the form of final prospectus for public offering of the Shares in the United States included in the Registration Statement at the Effective Date, and (v) "U.S. Preliminary Prospectus" means any preliminary prospectus for public offering of the Shares in the United States (as described in Rule 430 of the Regulations) with respect to the Shares that omits Rule 430A Information.

          (b) The Registration Statement conforms and on the Effective Date will conform, and the U.S. Prospectus on the date thereof and on the date first filed with the Commission pursuant to Rule 424(b) of the Regulations (if required) will conform, in all material respects with the applicable requirements of the Act and the Regulations. On the Effective Date, the date the U.S. Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations (if required), at all times subsequent thereto to and including the Closing Date (as defined in Section 5(a)(ii) hereof) and, if later, the Additional Closing Date (as defined in Section 5(b)(ii) hereof), when any post-effective

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     amendment to the Registration Statement becomes effective or any supplement to the U.S. Prospectus is filed with the Commission, and during such longer period as the U.S. Prospectus may be required to be delivered under the Act in connection with sales of Shares by the Underwriters or a dealer, the Registration Statement and the U.S. Prospectus (as amended or supplemented if the Company shall have filed with the Commission an amendment or supplement thereto) did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein (in the case of the U.S. Prospectus, in light of the circumstances under which they were made) not misleading. No order preventing or suspending the use of any U.S. Preliminary Prospectus has been issued by the Commission, and when any U.S. Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or an amendment thereof or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such U.S. Preliminary Prospectus and any amendments thereof and supplements thereto conformed in all material respects with the applicable requirements of the Act and the Regulations thereunder and did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. No representation and warranty, however, is made in this subsection 3(b) by the Company with respect to written information contained in or omitted from the Registration Statement, the U.S. Prospectus, any U.S. Preliminary Prospectus, or any amendment or supplement in reliance upon and in conformity with written information with respect to the Underwriters and the plan of distribution of the Shares furnished to the Company on behalf of any Underwriter by Bear, Stearns expressly for use in connection with the preparation thereof.

          (c) The Canadian preliminary prospectus of the Company dated March 17, 1999 in its English and French language versions relating to the Shares has been filed with the appropriate securities commission or similar regulatory authority (each, a "Securities Regulator") in each of the provinces of Canada (the "Qualifying Provinces") and a Canadian amended preliminary prospectus of the Company dated [____], 1999 in its English and French language versions relating to the Shares has been filed with the Securities Regulators in each of the Qualifying Provinces. The Canadian preliminary prospectus and the Canadian amended preliminary prospectus are collectively referred to as the "Canadian Preliminary Prospectus". The Company has elected to file the Canadian Preliminary Prospectus with the Quebec Securities Commission as the principal regulator (the "Principal Regulator"), in accordance with the proposed mutual reliance review system set forth in the Proposed National Policy 43-201--Mutual Reliance Review System for Prospectus and Initial AIFs which was published for comment on June 19, 1998 and as principal jurisdiction pursuant to National Policy Statement Number 1 of the Canadian Securities Administrators. The Company has also elected to rely upon the rules and procedures established pursuant to National Policy Statement Number 44 of the Canadian Securities Administrators for the pricing of securities in certain prospectus offerings after a final receipt has been obtained for the prospectus (the "PREP Procedures"). The Company has also prepared and filed with the Securities Regulators in each of the Qualifying Provinces the Canadian final prospectus of the Company dated [_____, 1999], in its English and French language versions relating to the Shares (the "Canadian

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     Prospectus"), omitting the PREP Information (as hereinafter defined).  The
     Company will prepare and file, as soon as possible and in any event within two full business days (as defined in Section 20 hereof) after the execution and delivery of this Agreement, with the Securities Regulators in each of the Qualifying Provinces, as hereinafter provided, in accordance with the PREP Procedures, a supplemented prospectus, in its English and French language versions, setting forth the PREP Information (the "PREP Prospectus Supplement") and will obtain an acceptance therefor as soon as possible thereafter. The information, if any, included in the PREP Prospectus Supplement that is omitted from the Canadian Prospectus for which a final mutual reliance review system decision document has been issued by the Principal Regulator but that is deemed under the PREP Procedures to be incorporated by reference into the prospectus as of the date of the PREP Prospectus Supplement is referred to herein as the "PREP Information". After the filing of the PREP Prospectus Supplement, the term "Canadian Prospectus" shall include such PREP Prospectus Supplement.


          (d) No order preventing or suspending the use of the Canadian Preliminary Prospectus has been issued by a Securities Regulator and none of the Securities Regulators has instituted or threatened to institute any proceedings with respect to such an order. The Canadian Preliminary Prospectus, at the time of filing thereof, (i) conformed in all material respects to the requirements of applicable securities laws in each of the Qualifying Provinces and the respective regulations thereunder and the published policy statements of the Securities Regulator in each of the Qualifying Provinces (collectively, the "Canadian Securities Laws"), (ii) did not contain a misrepresentation, (iii) constituted full, true and plain disclosure of all material facts relating to the Company and each of its Subsidiaries (as hereinafter defined), taken as a whole, and to the Shares and (iv) did not omit to state a fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. This representation and warranty shall not apply to any statement or information furnished in writing by an Underwriter to the Company relating solely to the Underwriters for exclusive use in the Canadian Preliminary Prospectus or the Canadian Prospectus. As used in this Agreement, the terms "misrepresentation," "material fact" and "material change," with respect to the Canadian Preliminary Prospectus and the Canadian Prospectus, shall have the meanings ascribed thereto in the applicable Canadian Securities Laws.


          (e) The Canadian Prospectus and any subsequent amendment to the Canadian Prospectus and any other document required to be filed in order to qualify the Shares for distribution in the Qualifying Provinces in their English and French language versions (collectively, the "Supplementary Material") do and will, as of the applicable filing date, conform in all material respects to the applicable requirements of the Canadian Securities Laws. The Canadian Prospectus and any Supplementary Material, at the time of filing thereof, do not, and will not, contain a misrepresentation, do and will constitute full, true and plain disclosure of all material facts relating to the Company and each of its Subsidiaries, taken as a whole, and to the Shares and do not, and will not, omit to state a fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. This representation and warranty shall not apply to any statement or information furnished in writing by an Underwriter to the Company relating solely to the Underwriters and expressly for use in


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     any amendment to the Canadian Prospectus or any other document required to be filed in order to qualify the Shares for distribution in the Qualifying Provinces.


          (f) Each contract, agreement, instrument, lease, license or other item required to be described in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus or filed as an exhibit to the Registration Statement or with the appropriate Securities Regulator has been so described or filed, as the case may be.


          (g) KPMG LLP, Chartered Accountants ("KPMG"), whose separate reports appear in the U.S. Prospectus and the Canadian Prospectus and Richter, Usher and Vineberg, Chartered Accountants ("Richter, Usher") who audited the Company's consolidated financial statements for fiscal 1995 are independent certified public accounting firms with respect to the Company, and in each case as required by and within the meaning of the Act, the Regulations, the CANADA BUSINESS CORPORATIONS ACT (the "CBCA") and the Canadian Securities Laws. The consolidated financial statements and schedules (including the related notes) of the Company and its Subsidiaries (the "Company Financials") included in the Registration Statement or any U.S. Preliminary Prospectus or Canadian Preliminary Prospectus, the Canadian Prospectus or to be included in the U.S. Prospectus or the PREP Prospectus Supplement (collectively, the "Offering Documents") present fairly in all material respects the consolidated financial position, results of operations, retained earnings and cash flows of the Company, its Subsidiaries and their predecessors and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply. The Company Financials have been prepared in accordance with generally accepted accounting principles as in effect in Canada ("Canadian GAAP") consistently applied throughout the periods involved, and are, in all material respects, in accordance with the books and records of the Company, its Subsidiaries and their predecessors, as the case may be. The Company Financials have been reconciled as required under Item 18 of Form 20-F and Regulation S-X under the Act to United States generally accepted accounting principles ("U.S. GAAP") consistently applied throughout the periods involved. The "pro forma" financial information included, or to be included in the Offering Documents, presents fairly in all material respects the information purported to be shown therein at the respective dates thereof and for the respective periods covered thereby and all adjustments have been properly applied. The assumptions in such pro forma financial information are reasonable. No other financial statements are required by Form F-1, Canadian Securities Laws or otherwise to be included in the Offering Documents other than those included therein and those whose omission in the Offering Documents has been authorized by Canadian Securities Regulators. The selected consolidated financial information and statistical data set forth under the captions "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" in the Offering Documents have been prepared on a basis consistent with the Company Financials.


          (h) Subsequent to the respective dates as of which information is given in the Registration Statement, except as set forth in the Registration Statement or as may be set forth in the U.S. Prospectus and the Canadian Prospectus and any Supplementary Material, there has not been any material adverse change in the business, properties, operations, condition (financial or other) or results of operations of the Company and its

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     Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet of the Company included in the Registration Statement, and except as described in the Registration Statement or as may be described in the U.S. Prospectus and the Canadian Prospectus and any Supplementary Material, (i) neither the Company nor any of its Subsidiaries (A) has incurred or undertaken any liabilities or obligations, direct or contingent, that are, individually or in the aggregate, material to the Company and its Subsidiaries taken as a whole, or (B) entered into any transaction not in the ordinary course of business that is material to the Company and its Subsidiaries taken as a whole; and (ii) the Company has not declared or paid any dividend on or made any distribution of or with respect to any shares of its share capital or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its or its Subsidiaries' share capital. As used in this Agreement, the term "subsidiary" means any corporation, partnership, joint venture, association, company, business trust or other entity in which the Company directly or indirectly (i) beneficially owns or controls a majority of the outstanding voting securities having by the terms thereof ordinary voting power to elect a majority of the board of directors (or other body fulfilling a substantially similar function) of such entity (irrespective of whether or not at the time any class or classes of such voting securities shall have or might have voting power by reason of the happening of any contingency) or (ii) has the authority or ability to control the policies of such entity (including, but without limitation thereto, any partnership of which the Company or a Subsidiary is a general partner or owns or has the right to obtain a majority of limited partnership interests and any joint venture in which the Company or a Subsidiary has liability similar to the liability of a general partner of a partnership or owns or has the right to obtain a majority of the joint venture interests).


          (i) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to issue, sell and deliver the Shares in accordance with the terms and conditions hereof. The Agreement has been duly and validly authorized by all necessary corporate action, executed and delivered by the Company and is a legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except insofar as rights to indemnification and contribution contained therein may be limited by federal, provincial or state securities laws or related public policy.


          (j) The Company's execution and delivery of, and its performance of its obligations under, this Agreement and the consummation of the transactions contemplated hereby and the compliance by the Company with the terms hereof do not and will not (i) result in a breach of any of the terms and provisions of, or constitute a default under (or an event that with notice or lapse of time, or both, would constitute a default under) or require approval or consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to the terms of (A) any agreement, contract, indenture, mortgage,

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     lease, license, arrangement or understanding to which the Company or any of its Subsidiaries is a party, or to which any of their respective properties is subject, that is material to the Company and the Subsidiaries taken as a whole (hereafter, collectively, "Material Contracts") (except for those breaches or defaults for which consent or approval has been obtained by the Company prior to the date hereof or (B) any governmental franchise, license or permit heretofore issued to the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries taken as a whole
     (hereafter, collectively, "Material Permits"), (ii) violate any provision of the certificate of incorporation, certificates of amendment, by-laws or similar governing instruments of the Company or any of its Subsidiaries listed on Schedule II hereto (the "Subsidiaries") or (iii) violate any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any Subsidiary or any of its respective properties or assets, except for those violations, that, individually or in the aggregate, would not be reasonably likely to have a material adverse effect on the business, properties, operations, assets, liabilities, net worth, condition (financial or other), results of operations or prospects of the Company and its Subsidiaries taken as a whole (hereafter, a "Material Adverse Effect").

          (k) Assuming compliance by the Underwriters with their undertakings under Section 4 hereof, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets is required for the Company's execution and delivery of, and its performance of its obligations under, this Agreement, and the consummation of the transactions contemplated hereby, except the registration or qualification of the Shares under the Act, the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") and Canadian Securities Laws, the authorization of the Shares for listing on the American Stock Exchange (the "AMEX"), The Montreal Exchange (the "ME") and The Toronto Stock Exchange (the "TSE") and such filings and registrations as may be required under state securities or "Blue Sky" laws in connection with the purchase and distribution of the Shares by the Underwriters. No consent of any party to any Material Contract to which the Company or any of its Subsidiaries is a party, or to which any of their respective properties or assets is subject, is required for the Company's execution and delivery of, and its performance of its obligations under, this Agreement as contemplated hereby (except for those consents already obtained or which shall be obtained prior to the Closing).

          (l) Assuming all of the transactions contemplated by the Offering have occurred (i) all of the outstanding shares of the share capital of the Company, and all of the outstanding shares of the share capital (or similar interests) of each of its Subsidiaries, have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of or subject to any pre-emptive rights, (ii) the outstanding Class A Shares and the Company's outstanding Class B Multiple Voting Shares (the "Class B Shares") have been duly authorized and validly issued by the Company and are fully paid and non-assessable, (iii) the Class A Shares of the Company to be outstanding on the Closing Date (as hereinafter defined), including the Shares, have been duly authorized and, when issued (and, in the case of the Shares, delivered and sold in

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     accordance with the terms of this Agreement) will be validly issued, fully paid and non-assessable, and will not have been issued in violation of or be subject to any pre-emptive rights, (iv) upon delivery of and payment for the Shares in accordance with this Agreement, the Underwriters will receive good and valid title to those of the Class A Shares to be purchased by them from the Company, free and clear of all liens, encumbrances, security interests, hypothecs, claims, community property rights, restrictions on transfer or other defects in title or any other adverse claims, (v) the Company has, as of the date hereof, and will have, as of the Closing Date and the Additional Closing Date (as hereinafter defined), if any, an authorized and outstanding capitalization as set forth in the Registration Statement and as shall be set forth in the U.S. Prospectus and the PREP Prospectus Supplement, both on an historical basis and as adjusted to give effect to the offering of the Class A Shares and (vi) the Company's share capital conforms to the description thereof set forth in the Registration Statement and as shall be set forth in the U.S. Prospectus and the PREP Prospectus Supplement. The Company owns directly or indirectly such percentage of the outstanding share capital (or similar interests) of each of its Subsidiaries as is set forth opposite the name of such Subsidiary in
     Schedule II hereto, free and clear of all claims, liens, security interests, hypothecs, pledges, charges, encumbrances, shareholders' agreements and voting trusts, except as otherwise described in said
     Schedule II.

          (m) There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any shares of share capital (or similar interests) of the Company or of any of its Subsidiaries or any security or other instrument that by its terms is convertible into, exchangeable for or evidencing the right to purchase share capital (or similar interests) of the Company or such Subsidiary, except as described in the Registration Statement and as shall be described in the U.S. Prospectus and the PREP Prospectus Supplement.

          (n) The Company has no Subsidiaries other than those listed in
     Schedule II hereto. Each of the Company and its Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and the Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing that will not in the aggregate be reasonably likely to have a Material Adverse Effect.
     Each of the Company and the Subsidiaries has all requisite corporate power and authority, and all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, domestic or foreign, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Canadian Prospectus and as shall be described in the U.S. Prospectus (except for those the absence of which, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect), and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction that is not adequately disclosed in the Offering Documents. Neither the Company nor any Subsidiary has received any written notice of proceedings relating to revocation or modification of any such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits (except for those the revocation or modification of which would not be reasonably likely to have a Material Adverse Effect).

          (o) Neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company, any other party, is in violation or breach of, or in default under (nor has an event occurred that with notice, lapse of time or both, would constitute a default under), any Material Contract, and each Material Contract is in full force and effect, and is the legal, valid and binding obligation of the Company or such Subsidiary, as the case may be, and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to the Company or such Subsidiary, as the case may be, in accordance with its terms. Neither the Company nor any Subsidiary is in violation of its certificate of incorporation, certificates of amendment, by-laws or similar governing instrument.

          (p) There is no litigation, arbitration, claim, governmental or other proceeding or investigation pending or, to the best knowledge of the Company, threatened with respect to the Company or any of its Subsidiaries, or any of their respective operations, businesses, properties or assets, except as described in the Registration Statement and as shall be described in the U.S. Prospectus and the Canadian Prospectus, that, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect. To the best knowledge of the Company, neither the Company nor any Subsidiary is, or, with the giving of notice or lapse of time or both would be, in violation of or in non-compliance with the requirements of any Material Permit or the provisions of any law, rule, regulation, order, judgment or decree, including, without limitation, all applicable federal, provincial, state and local laws and regulations relating to (i) zoning or land use and
     (ii) employee or occupational safety, discrimination in hiring, promotion or pay of employees, employee hours and wages or employee benefits, except for such violations or failures of compliance that, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.

          (q) Except as generally described in the Registration Statement and as shall be described in the U.S. Prospectus and the Canadian Prospectus, the Company and each of its Subsidiaries have (i) good and marketable title to all real (immovable) and personal (movable) properties owned by them, free and clear of all liens, security interests, hypothecs, pledges, charges, encumbrances and mortgages, and (ii) valid, subsisting and enforceable leases for all real (immovable) and personal (movable) properties leased by them, in each case, subject to such exceptions as, individually or in the aggregate, do not have and are not reasonably likely to have a Material Adverse Effect. No real (immovable) property owned, leased, licensed or used by the Company or by a Subsidiary lies in an area that is, or to the best knowledge of the Company will be, subject to zoning, use or building code restrictions that would prohibit, and no state of facts relating to the actions or inaction of another person or entity or his, her or its ownership, leasing, licensing or use of any real (immovable) or personal (movable) property exists that would prevent, the continued effective ownership, leasing, licensing or use of such real (immovable) property in the business of the Company or such Subsidiary as presently conducted or as the U.S. Prospectus and the Canadian Prospectus indicate are contemplated to be conducted, subject to such exceptions as, individually or in the aggregate, do not have and are not reasonably likely to have a Material Adverse Effect.

          (r) The Company, directly or through one or more of its Subsidiaries, owns or has the right under license to use all patents, patent rights, licenses, inventions, copyrights, trademarks, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), service marks and trade names (collectively, "Intellectual Property") necessary to conduct its business as now conducted and proposed to be conducted as disclosed in the Registration Statement and as shall be disclosed in the U.S. Prospectus and the Canadian Prospectus. Neither the Company nor any of its Subsidiaries has received any written notice of infringement of or conflict with (and none of them knows of any such infringement of or conflict with) the asserted rights of others with respect to any Intellectual Property. To the best knowledge of the Company, there is no infringement by others of any Intellectual Property of the Company or any of its Subsidiaries that has had or may in the future be reasonably likely to have a Material Adverse Effect.

          (s) To the Company's best knowledge, neither the Company or any of its Subsidiaries, nor any director, officer or employee of the Company or any such Subsidiary has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the United States Foreign Corrupt Practices Act of 1977, as amended or any provision of the Corruption of Foreign Public Officials Act (Canada); or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

          (t) Except as set forth in the Offering Documents, no person or entity has the right, by contract or otherwise, to require registration under the Act or qualification for sale under the Canadian Securities Laws of shares of the share capital or other securities of the Company or any of its Subsidiaries solely because of the filing or effectiveness of the Registration Statement, of the filing of the Canadian Prospectus with, or issuance of receipts by, the Securities Regulators in connection with the Canadian Prospectus and the consummation of the transactions contemplated by this Agreement.

          (u) Neither the Company nor any of its officers, directors or affiliates (as defined in the Regulations or the Canadian Securities Laws) will take, directly or indirectly, prior to the completion or termination of the offerings of the Shares contemplated by this Agreement, any action designed to stabilize or manipulate the price of the Class A Shares, or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Class A Shares.

          (v) Neither the Company nor any of its Subsidiaries is, or intends to conduct its business in such a manner that it would become, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the U.S. Prospectus and the Canadian Prospectus, neither the Company nor any Subsidiary will be, an "investment company" or a company "controlled" by an "investment company" as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act").


          (w) Except as may be set forth in the U.S. Prospectus and the Canadian Prospectus, the Company has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement. In the event any person, firm or corporation acting or purporting to be acting for the Company establishes a claim for any commission or brokerage or finder's fee from the Underwriters, the Company covenants to indemnify and hold harmless the Underwriters with respect thereto and with respect to all costs reasonably incurred in the defense thereof.


          (x) The Company and each of its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with Canadian GAAP and to maintain accountability for assets; (iii) the access to the respective assets of the Company and each such Subsidiary, as the case may be, is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.


          (y) No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the best knowledge of the Company, is imminent that, individually or in the aggregate, is or is reasonably likely to have a Material Adverse Effect, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors that reasonably can be expected to have a Material Adverse Effect.


          (z) Each of the Company and the Subsidiaries has (A) filed all necessary federal, provincial, state and local income tax returns, (B) filed all other necessary foreign or other income or franchise tax returns except insofar as the failure to file such returns which, individually or in the aggregate, would not (1) be reasonably likely to have or could not result in a Material Adverse Effect, (2) materially impair the Company's ability to perform the obligations contemplated in this Agreement or (3) materially affect the consummation of the transactions contemplated in this Agreement and the Offering Documents; and the Company has no knowledge of any necessary foreign or other income or franchise tax returns that the Company has not filed, (C) otherwise paid all taxes due and governmental charges, penalties, interest and fines due and payable by it and which are due and owing or are claimed by any governmental authority to be due and owing subject to the exception of (B) hereof and (D) made adequate provision for taxes payable for any completed fiscal period for which tax returns are not yet required. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return or payment of any tax, governmental charge or deficiency by the Company or the Subsidiaries and there are no actions, suits, proceedings, investigations or claims pending, or to the best of the Company's knowledge, threatened against the Company or the Subsidiaries in respect of taxes, governmental charges or assessments or any matters under discussion with any governmental authority relating to taxes, governmental charges or assessments asserted by any such authority which would be reasonably likely to have a Material Adverse Effect.

          (aa) The Shares do not constitute "foreign property" under the INCOME TAX ACT (Canada).

          (bb) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's share capital, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Offering Documents.

          (cc) Montreal Trust Company at its principal offices in Montreal, Qu#bec and Toronto, Ontario (the "Transfer Agent") has been duly appointed transfer agent and registrar for the Class A Shares of the Company in Canada and Bank of Nova Scotia Trust Company of New York at its principal office in New York, New York (the "U.S. Transfer Agent") has been duly appointed co-transfer agent and co-registrar for the Class A Shares of the Company in the United States.

          (dd) Neither the Company nor any Subsidiary nor any of their properties or assets has any immunity from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of Canada or any province thereof, subject to the FOREIGN EXTRATERRITORIAL MEASURES ACT (Canada).

          (ee) Each of the Company and its Subsidiaries is insured against such losses and risks and in such amounts as are customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage from similar insurers as may be necessary to continue its business.

          (ff) Except as disclosed in the Registration Statement and the Canadian Prospectus and as shall be disclosed in the U.S. Prospectus, there are no business relationships or related party transactions of the nature described in Item 404 of Regulation S-K of the Commission involving the Company or any other persons referred to in such Item 404, except for such transactions that would be considered immaterial under such Item 404.


          (gg) Except as would not, singly or in the aggregate, be reasonably likely to result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, provincial, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) to the best knowledge of the Company there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) to the best knowledge of the Company there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

          (hh) The statistical and market-related data included in the Offering Documents are based on or derived from sources which the Company believes to be reliable in all material respects or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

          (ii) The Class A Shares currently outstanding are listed on the ME, the TSE and the AMEX. The Shares to be sold hereunder have been conditionally approved for listing on the ME, the TSE and the AMEX, subject to compliance only with customary listing conditions. The definitive form of certificates for the Class A Shares are in due and proper form under the laws governing the Company and in compliance with the requirements of the ME, the TSE and the AMEX.


     4.  REPRESENTATIONS AND WARRANTIES OF THE UNDERWRITERS.

     The Underwriters represent and warrant to, and agree with, the Company that:

          (a) During the course of the distribution of the Shares to the public by or through the Underwriters, the Underwriters will offer the Shares for sale to the public and will sell the Shares only in those jurisdictions where they may be lawfully offered for sale or sold. Each agreement of the Underwriters establishing a banking or selling or other group in respect of the distribution of the Shares in the Qualifying Provinces shall contain a similar covenant by each selling firm. The members of any such group are sometimes hereinafter collectively referred to as the "Selling Firms".

          (b) The Underwriters will distribute the Shares in a manner which complies in all material respects with the Act, the Regulations and the Canadian Securities Laws.

          (c) The Underwriters will not solicit offers to purchase and sell the Shares so as to require registration thereof or filing of a prospectus or similar document with respect thereto under the laws of any jurisdiction (the "Other Jurisdictions") other than the United

     States or the Qualifying Provinces.

          (d) The Underwriters shall offer the Shares directly in Canada and in the United States, only as permitted by the Act, the Regulations and the Canadian Securities Laws, upon the terms and conditions set forth in the Offering Documents or any amendment to the Offering Documents and this Agreement and will require any other Selling Firm engaged by them in connection with the distribution of the Shares to agree to so distribute.

          (e) Offers may be made or accepted by the Underwriters in the Other Jurisdictions outside Canada and the United States in compliance with the Act, the Regulations and the Canadian Securities Laws and with all applicable securities laws of such Other Jurisdictions, only under circumstances that will not require any filings by the Company or approvals from any regulatory authorities.

          (f)    The Underwriters shall:

                  (i) use all commercially reasonable efforts to complete the distribution of the Shares in the Qualifying Provinces and the United States on, or as soon as possible after, the Closing Date or the Additional Closing Date, as the case may be, and in any event not later than 5 business days after, and

                  (ii) notify the Company when, in their opinion, the Underwriters have ceased distribution of the Shares and provide a breakdown of the number of Shares distributed in each of the Qualifying Provinces where such breakdown is required for the purpose of calculating fees payable to securities regulatory authorities or otherwise and a statement as to the distribution of the Shares for the purpose of assisting in the listing of the Shares on the AMEX, the ME and the TSE.

          (g) For purposes of this Section 4, the Underwriters shall be entitled to assume that the Shares are qualified or registered for distribution by duly registered investment dealers and brokers: (a) in any of the Qualifying Provinces where (i) a receipt or similar document for the Canadian Prospectus shall have been obtained from the Principal Regulator for and on behalf of the Securities Regulators following the filing of the Canadian Prospectus and (ii) following the filing of the PREP Prospectus Supplement in such Qualifying Province, only after issuance by such Qualifying Province of a notice of acceptance or receipt therefor, and (b) in the United States following the Effective Time, subject to applicable state securities or blue sky laws.

          (h) Bear, Stearns, on behalf of the Underwriters, will advise the Company by written notice of the date of termination of the period of distribution of the Shares forthwith after termination and of the amount of Shares sold (i) in the Qualifying Provinces in which a filing fee for a prospectus is based on the proceeds realized in the Qualifying Provinces, and (ii) in Quebec.


     5.  PURCHASE, SALE AND DELIVERY OF THE SHARES.

          (a)(i) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters an aggregate of 3,000,000 Class A Shares, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto, plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 13 hereof, all at a purchase price of US [$____] per Share or Cdn [$____] per Share (the "Purchase Price"). Subject to Section 13, the aggregate number of Firm Shares to be purchased from the Company by each Underwriter (as adjusted by Bear, Stearns to eliminate fractions) shall be determined by multiplying the aggregate number of Firm Shares to be sold by the Company, as set forth above by a fraction (A) the numerator of which is the total number of Firm Shares set forth opposite the name of such Underwriter in
     Schedule I hereto and (B) the denominator of which is the total number of Firm Shares.


              (ii) Delivery of the Firm Shares and payment of the Purchase Price therefor shall be made at the offices of Bear, Stearns at 245 Park Avenue, New York, New York 10167, or such other location in the New York City metropolitan area as Bear, Stearns shall determine and advise the Company upon at least two full business days' notice in writing. Such delivery and payment shall be made at 10:00 A.M., New York City time, on the fifth full business day following the determination of the Purchase Price, or at such other time as may be agreed upon by Bear, Stearns and the Company. The time and date of such delivery and payment are herein called the "Closing Date". Delivery of the Firm Shares shall be made to or upon the order of Bear, Stearns, for the respective accounts of the Underwriters, against payment to the Company of the aggregate Purchase Price for the Firm Shares sold by the Company, by wire transfer of same day funds, in U.S. Dollars with respect to Shares sold in the United States and in Canadian dollars with respect to Shares sold in Canada, to the account of the Company designated in writing to Bear, Stearns at least two full business days prior to the Closing Date.


              (iii) Certificates for the Firm Shares shall be registered in such name or names and in such authorized denominations as Bear, Stearns may request in writing at least two full business days prior to the Closing Date, provided that, if so specified by Bear, Stearns, the Firm Shares may be represented by a global certificate registered in the name of Cede & Co. ("Cede"), as nominee of the Depositary Trust Company. Bear, Stearns shall be permitted to examine and package such certificates for delivery at least one full business day prior to the Closing Date, unless the Firm Shares are to be represented by a global certificate.


          (b)(i) The Company hereby grants to the Underwriters an option (the "Option") to purchase from the Company the Additional Shares at the Purchase Price, for the sole purpose of covering over-allotments, if any, in the offering of the Firm Shares by the Underwriters. The Option shall be exercisable by the

          Underwriters in whole or in part at any time or from time to time, but in no event after the expiration of 30 days from the date of the U.S. Prospectus, for the purchase of all or part of the Additional Shares, such exercise to be made by notice, given by Bear, Stearns to the Company in the manner specified in Section 16 hereof, which notice shall set forth the aggregate number of Additional Shares with respect to which the Option is being exercised, the denominations and the name or names in which certificates evidencing the Additional Shares so purchased are to be registered, and the date and time of delivery of such Additional Shares, which date may be at or subsequent to the Closing Date and shall not be less than two nor more than ten days after such notice. Subject to Section 13, the aggregate number of Additional Shares so purchased from the Company by each Underwriter (as adjusted by Bear, Stearns to eliminate fractions) shall be determined by multiplying the aggregate number of such Additional Shares to be sold by the Company by a fraction (A) the numerator of which is the total number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (B) the denominator of which is the total number of Firm Shares.


              (ii) Delivery of the Additional Shares so purchased and payment of the Purchase Price therefor shall be made at the offices of Bear, Stearns at 245 Park Avenue, New York, New York 10167, or such other location in the New York City metropolitan area as Bear, Stearns shall determine and advise the Company upon at least two full business days' notice in writing. Such delivery and payment shall be made at 10:00 A.M., New York City time, on the date designated in such notice or at such other time and date as may be agreed upon by Bear, Stearns and the Company. The time and date of such delivery and payment are herein called the "Additional Closing Date". Delivery of the Additional Shares shall be made to or upon the order of Bear, Stearns, for the respective accounts of the Underwriters, against payment to the Company of the aggregate Purchase Price for the Additional Shares sold by the Company by wire transfer of same day funds, in U.S. Dollars with respect to Shares sold in the United States and in Canadian dollars with respect to Shares sold in Canada, to the account of the Company designated in writing to Bear, Stearns at least two full business days prior to the Additional Closing Date.

              (iii) Certificates for the Additional Shares purchased by the Underwriters, when so delivered, shall be registered in such name or names and in such authorized denominations as Bear, Stearns shall have requested in the notice of exercise of the Option, provided that, if so specified therein, such Additional Shares may be represented by a global certificate registered in the name of Cede, as nominee for the Depository Trust Company. Bear, Stearns shall be permitted to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date, unless the Additional Shares are to be represented by a global certificate.


          (c) The Underwriters shall not be obligated to purchase any Firm Shares from the Company except upon tender to the Underwriters by the Company of all of the Firm Shares and the Underwriters shall not be obligated to purchase any Additional Shares from the Company except upon tender to the Underwriters by the Company of all of the Additional Shares specified in the notice of exercise of the Option. The Company shall not be obligated to sell or deliver any Firm Shares or any Additional Shares, as the case may be, except upon tender of payment by the Underwriters for all the Firm Shares or all the Additional Shares specified in the notice of exercise of the Option, as the case may be, agreed to be purchased by the Underwriters hereunder.


     6. OFFERING. The Company has been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares in Canada, the United States and the Other Jurisdictions, if any, as soon after the Registration Statement and this Agreement have become effective and, with respect to the Offering in the Qualifying Provinces, after receipt of a mutual reliance review system decision document for the Canadian Prospectus by the Principal Regulator, for and on behalf of the Securities Regulators in each of the Qualifying Provinces, and as in your judgment is advisable. The Company has been further advised by you that the Shares are to be offered to the public initially at a price of US [$____] per share or Cdn [$____] per share and to certain dealers selected by you at a price that represents a concession not in excess of US [$____] per share or Cdn [$____] per share, and that any Underwriter may allow, and such dealers may reallow, a further concession, not in excess of US [$____] per share or Cdn [$____] per share, to any Underwriter or to certain other dealers, and that with respect to sales in the United States after the initial offering of the Shares, the public offering price and such concessions may be changed by you.


     7. COVENANTS OF THE COMPANY. The Company covenants and agrees with each Underwriter that:


          (a) The Company shall use its best efforts to cause the Registration Statement to become effective as promptly as possible and to maintain it in effect for the duration of the distribution period as contemplated herein. If the Registration Statement has become or becomes effective pursuant to Rule 430A of the Regulations, or filing of the U.S. Prospectus with the Commission is otherwise required under Rule 424(b) of the Regulations, the Company shall file the U.S. Prospectus, properly completed, with the Commission pursuant to Rule 424(b) of the Regulations within the time period therein prescribed and shall provide evidence satisfactory to you of such timely filing. The Company shall promptly advise you (and, if requested, confirm such advice in writing), (i) when the Registration Statement or any post-effective amendment thereto has become effective, (ii) when the Principal Regulator, for and on behalf of the Securities Regulators shall have issued acceptances, receipts or other clearances for the Canadian Prospectus, (iii) of the initiation or threatening of any proceedings for, or receipt by the Company of any notice with respect to, the suspension of the qualification of the Shares for sale in any jurisdiction or the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, (iv) of receipt by the Company or any representative of or attorney for the Company of any other communications from the Commission relating to the Company, the Registration Statement, any U.S. Preliminary Prospectus, the U.S. Prospectus or the transactions contemplated by this Agreement and (v) of the issuance by any Securities Regulators of an order preventing or suspending the use of the Canadian Prospectus, any amendment thereto or the transactions contemplated by this Agreement or threat of any investigation or proceeding for such purpose. The Company shall make every reasonable effort to prevent the issuance of any such order and, if any such order is issued, to obtain its lifting as soon as possible. The Company shall not file any amendment to the Registration Statement or any amendment of or supplement to the U.S. Prospectus or the Canadian Prospectus (other than the PREP Prospectus Supplement) before or after the Effective Date to which you shall reasonably object after being timely furnished in advance a copy thereof unless the Company shall conclude, upon the advice of counsel, that any such amendment must be filed at a time prior to obtaining such consent.

          (b) The Company shall, (a) as soon as practicable and no later than the second business day after the date hereof: cause the PREP Prospectus Supplement, in its English and French language versions, and any documentation supplemental thereto required to be filed under the Canadian Securities Laws, in each case in form and substance satisfactory to the Underwriters and their counsel, acting reasonably, and with such signatures as may be required by the Canadian Securities Laws; and (b) as soon as practicable following receipt of acceptances or other clearances from the Securities Regulators in each of the Qualifying Provinces for the PREP Prospectus Supplement, and in any event no later than the business day following such receipt cause commercial copies of the PREP Prospectus Supplement (in its English and French language versions) to be delivered to the Underwriters, without charge, in such numbers and in such cities as the Underwriters may reasonably request by instructions given by you to the printer of the PREP Prospectus Supplement. The Company shall also cause to be delivered in a similar fashion commercial copies of any Supplementary Material (in their English and French language versions) referred to in
     Section 7(c) required under Canadian Securities Laws to be delivered, on request or otherwise, to purchasers of the Shares in the Qualifying Provinces. Such delivery and the prior delivery of copies of the Canadian Prospectus shall constitute or did constitute, as the case may be, the consent of the Company to the use by the Underwriters and any member of any banking or selling group established in connection with the distribution of the Shares of the Canadian Prospectus and any Supplementary Material, as the case may be, in accordance with the Canadian Securities Laws.

          (c) The Company shall prepare and file any Supplementary Material required to be filed by the Company under the Canadian Securities Laws or the rules of the ME, the TSE or the AMEX, and any amendment to the Canadian Prospectus comprised in such Supplementary Material shall be in form and substance satisfactory to the Underwriters and their counsel, acting reasonably, and a copy thereof (signed if required) shall be promptly delivered by the Company to the Underwriters, and the Company shall deliver to the Underwriters, concurrently with the delivery of any Supplementary Material, with respect to such Supplementary Material, opinions and certificates similar to those referred to in Sections 9(i) and 9(j), if a French language version of such Supplementary Materials is required to be filed, and a letter similar to that referred to in Section 9(h), if any financial or accounting data is contained in such Supplementary Material.

          (d) Within the time during which the U.S. Prospectus or Canadian Prospectus is required to be delivered under the Act, the Company shall comply with all requirements imposed upon it by the Act, as now or hereafter amended, by the Regulations, as from time to time in force and by Canadian Securities Laws, so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and by the U.S Prospectus and the Canadian Prospectus. If, during such period, any event shall occur as a result of which the U.S. Prospectus or Canadian Prospectus as then amended or supplemented includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend the Registration Statement or supplement the U.S. Prospectus or Canadian Prospectus to comply with the Act, the Regulations and the Canadian Securities Laws, the Company shall notify you promptly and prepare and file with the Commission or the Securities Regulators an appropriate post-effective amendment to the Registration Statement or supplement to the U.S. Prospectus or Canadian Prospectus (in form and substance reasonably satisfactory to you) that will correct such statement or omission and shall use its best efforts to have any such post-effective amendment or supplement to the Registration Statement or the Canadian Prospectus declared effective as soon as possible.

          (e) The Company shall promptly deliver to you two manually-signed copies of the Registration Statement, including exhibits and all amendments thereto, the Canadian Preliminary Prospectus and the Canadian Prospectus, and to those persons (including your counsel) whom you identify to the Company, such number of conformed copies of the Registration Statement, with exhibits, each U.S. Preliminary Prospectus, each Canadian Preliminary Prospectus, the U.S. Prospectus, the Canadian Prospectus and all amendments of and supplements to such documents, if any, as you may reasonably request. The delivery of the Registration Statement, including exhibits and all amendments thereto, the U.S. Preliminary Prospectus, the U.S. Prospectus, the Canadian Preliminary Prospectus and the Canadian Prospectus and any Supplementary Material shall constitute the Company's consent to the use by the Underwriters and any member of any banking or selling or other group established in connection with the distribution of the Shares of such documents in connection with the distribution of the Shares in the United States or in Canada in compliance with the provisions of this Agreement.

          (f) The Company shall cooperate with the Underwriters, Weil, Gotshal & Manges LLP ("Weil, Gotshal") and Stikeman, Elliott ("Stikeman") (collectively, "Underwriters' Counsel") in connection with their efforts to qualify or register the Shares for sale under the state securities (or "Blue Sky") laws as you shall reasonably request, shall execute such applications and documents and furnish such information as reasonably may be required for such purpose and shall comply with such laws so as to continue such registrations and qualifications in effect for so long as may be required to complete the distribution of the Shares as contemplated herein; provided, however, that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it is not so qualified as of the date hereof, (ii) file a consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Shares in such jurisdiction or
     (iii) become subject to service of process in suits or taxation in any jurisdiction in which it is not now so subject.

          (g) As soon as possible and in any event by the times and dates specified in this

     Subsection 7(g), the Company shall fulfill, to the satisfaction of counsel to the Underwriters, all requirements which, under the Canadian Securities Laws, must be fulfilled in order to qualify the Shares for distribution in each of the Qualifying Provinces by the Underwriters and other investment dealers or brokers registered in such Qualifying Provinces. Such requirements shall be fulfilled by 5:00 p.m. (Montreal time) on the day which is 10 days after the filing of the Canadian Prospectus, or by such other time and/or on such later date or dates as regards any of the Qualifying Provinces as the Company and the Underwriters may agree in writing. Such qualification shall be maintained until the completion of the distribution of the Shares as contemplated herein or in the event that the Shares have, for any reason, ceased to so qualify, such qualification shall be re-obtained.

          (h) As soon as practicable, but in any event not later than 60 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (120 days in the event that the end of the such fiscal quarter is the end of the Company's fiscal year), the Company will make generally available to its shareholders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representatives, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of
     Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act or the Rules and Regulations, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

          (i) For a period of three years following the date hereof, the Company will furnish to its shareholders, as soon as practicable, annual reports (including financial statements audited by independent certified public accounting firms and prepared in accordance with Canadian GAAP and reconciled as required under Item 18 of Form 20-F and Regulation S-X under the Act to U.S. GAAP, if necessary) and unaudited quarterly reports of earnings, and will deliver to the Representatives:

                  (A) concurrently with furnishing such quarterly reports to its shareholders, statements of income of the Company for each quarter in the form furnished to the Company's shareholders and certified by the Company's principal financial or accounting officer;

                  (B) concurrently with furnishing such annual reports to its shareholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, shareholders' equity, and changes in financial position of the Company for such fiscal year, accompanied by a copy of the report thereon of independent certified public accounting firms and prepared in accordance with Canadian GAAP and reconciled as required under Item 18 of Form 20-F and Regulation S-X under the Act to United States GAAP, if necessary;

                  (C) as soon as they are available, copies of all information (financial or other) mailed to all shareholders; and

                  (D) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, including, without limitation, all reports on Form 20-F and 6-K, or such other similar forms as may be designated by the Commission, the National Association of Securities Dealers, Inc. ("NASD") or any securities exchange.

          During such three-year period, if the Company has active Subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its Subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant Subsidiary which is not so consolidated.


          (j) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Class A Shares.


          (k) During a period of 180 days from the date of this Agreement, the Company shall not, without the prior written consent of Bear, Stearns, issue, sell, offer or agree to sell, contract to sell, announce its intention to sell, pledge, hypothecate, grant any option for the sale of or otherwise dispose of, directly or indirectly, or otherwise enter into a swap or other derivative transaction with respect to, any shares of its share capital (or any securities convertible into, exercisable for or exchangeable for shares of its share capital) other than the Company's issuance and sale of Shares in accordance with the Agreement and the issuance of up to such number of Class A Shares (or options exercisable for up to such number of shares) reserved for issuance pursuant to the Company's Stock Option Plan as specified in the Offering Documents. In addition, the Company has obtained and delivered to you a written undertaking from (x) Harco Holdings Ltd. ("Harco") that, during the period of 180 days from the date of the U.S. Prospectus, without the prior written consent of Bear, Stearns, such entity will not sell, offer to sell, contract to sell, announce its intention to sell, pledge, hypothecate, grant any option for the sale of or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act, or file with any one of the Securities Regulators a prospectus relating to, or otherwise enter into a swap or other derivative transaction with respect to, any Class A Shares or Class B Shares (or any securities convertible into, exercisable for or exchangeable for Class A Shares or Class B Shares) of the Company, (y) Le Fonds de solidarite des travailleurs du Quebec (F.T.Q.) (the "Fund") that, during the period of 180 days from the date of the U.S. Prospectus, without the prior written consent of Bear Stearns, such entity will not sell, offer to sell, contract to sell, announce its intention to sell, pledge, hypothecate, grant any option for the sale or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act, or file with any one of the Securities Regulators a prospectus, relating to, or otherwise enter into a swap or other derivative transaction with respect to, any Class A Shares or Class B Shares (or any securities convertible or exercisable into or exchangeable for any Class A Shares or Class B Shares) of the Company and (z) during the period of 180 days from the date of the U.S. Prospectus, the H. Gregory Chamandy Family Trust, the Glenn Chamandy Family Trust, the Shirley Chamandy Family Trust and the Tisch Family Trust (the "Trusts") will not, without the prior written consent of Bear, Stearns, sell, offer to sell, contract to sell, announce its intention to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act, or file with any one of the Securities Regulators a prospectus, relating to, or otherwise enter into a swap or other derivative transaction with respect to, any shares of any class of share capital of the Company (or any securities convertible into, exercisable for or exchangeable for shares of any class of share capital of the Company), it being understood and agreed, however, that the Trusts will be entitled at all times to pledge, hypothecate, grant security interests in or otherwise encumber any such shares.

          (l) The Company shall apply the proceeds from the sale of the Shares to be sold by it under this Agreement in the manner set forth under "Use of Proceeds" in the U.S. Prospectus and Canadian Prospectus. The Company shall take such steps as shall be necessary to ensure that neither the Company nor any Subsidiary shall become an "investment company" or a company "controlled" by an "investment company" within the meaning of such terms under the Investment Company Act.

          (m) The Class A Shares currently outstanding are listed on the AMEX, the ME and the TSE and the Shares have been duly authorized for listing on the AMEX, the ME and the TSE, subject only to official notice of issuance. The Company shall use its best efforts promptly to cause the Shares to be sold by the Company to be listed on the AMEX, the ME and the TSE and shall take all actions necessary to comply with the rules and regulations of the AMEX, the ME and the TSE in order to maintain the listing of the Class A Shares on the AMEX, the ME and the TSE.

          (n) The Company shall comply with all registration, filing and reporting requirements of the Exchange Act and the rules and regulations thereunder and the Canadian Securities Laws, which may from time to time be applicable to the Company.

          (o) The Company shall comply with all provisions of all undertakings contained in Part II of the Registration Statement.

          (p) Prior to the Closing Date and, if the Option is exercised, until the Additional Closing Date, the Company shall issue no press release or other communication or hold any press conference with respect to the offerings of the Shares, or the financial condition, results of operations, operations, business properties, assets, liabilities, or prospects of the Company, without your prior consent, which shall not be unreasonably withheld.

          (q) The Company has obtained an advance income tax ruling dated [____], 1999 for the ministere du Revenu du Quebec confirming the eligibility of the Shares for inclusion in a stock savings plan under the TAXATION ACT (Quebec) as set forth under the heading "Quebec Stock Savings Plan" in the Canadian Prospectus.

     8. PAYMENT OF EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, and subject to your compliance with the provisions hereof and subject to Section 14(d) hereof, the Company agrees to pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including, without limitation, those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement (including all amendments thereof and exhibits thereto), any U.S. Preliminary Prospectus, any Canadian Preliminary Prospectus, the U.S. Prospectus, the Canadian Prospectus and any supplements thereto, this Agreement and all related agreements, and all other documents relating to the public offering of the Shares, (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the registration and qualification if any, of the Shares under the "Blue Sky" or state securities laws and the preparation of a memorandum with respect thereto, or where applicable the obtaining of exemptions therefrom, including the reasonable fees and disbursements of Underwriters' Counsel and local counsel in connection therewith, (iv) the listing of the Shares on the AMEX, the ME and the TSE, (v) the review of the terms of the public offering of the Shares by the NASD and the reasonable fees and disbursements of Underwriters' Counsel in connection therewith, (vi) the printing of certificates representing the Shares, (vii) the cost and charges of any transfer agent and registrar for the Shares, (viii) the filing fees of the Commission, the Securities Regulators and the NASD relating to the Shares and (ix) costs and expenses incident to any meetings with perspective investors in the Shares (other than those incurred by the Underwriters).

     9. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to (i) the accuracy of the representations and warranties of the Company herein contained, as of the date hereof, as of the Closing Date and, with respect to the Additional Shares, the accuracy of the representations and warranties of the Company as of the Additional Closing Date, (ii) the absence from any certificates furnished pursuant to this Section 9 to you or to Underwriters' Counsel of any qualification or limitation not previously approved in writing by you, acting reasonably, (iii) the performance by the Company of its obligations hereunder and (iv) the following additional conditions:


          (a) The Registration Statement shall have become effective not later than 1:00 P.M., New York City time, on the day immediately following the date of this Agreement or at such later time and date as shall have been consented to in writing by Bear, Stearns. All post-effective amendments to the Registration Statement shall have become effective. If the Company shall have relied upon Rule 430A of the Regulations, the U.S. Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 7(a) hereof. All filings required by Rule 424 of the Regulations shall have been made and no such filings shall have been made without your consent, which shall not be unreasonably withheld. The Canadian Prospectus shall have been filed with the Securities Regulators and receipts obtained therefor no later than [___________, 1999] by the Quebec and Ontario Securities Commissions and not later than [___________, 1999] for the Securities Regulators in the other Qualifying Provinces. The Company shall have obtained from the Principal Regulator, for and on behalf of the Securities Regulators, a mutual reliance system review decision document for the Canadian Prospectus no later than 10 days after the filing thereof. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued by the Commission or any state securities commission and no proceedings therefor shall have been initiated or threatened by the Commission or any state securities commission. No order having the effect of ceasing or suspending the distribution of Shares or any other securities of the Company shall have been issued by any of the Securities Regulators, and no proceeding for that purpose shall have been instituted or threatened or, to the knowledge of the Company, shall have been contemplated by any of the Securities Regulators.

          (b) At the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date), you shall have received the written opinion of Simpson Thacher & Bartlett, United States counsel for the Company, dated the date of its delivery, addressed to the Underwriters, to the effect that:

                  (i) Gildan Activewear Malone, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York.

                  (ii) Assuming the Shares being sold by the Company are delivered and paid for in the State of New York, upon delivery of and payment for the Shares to each Underwriter in accordance with this Agreement, each Underwriter will acquire all of the rights of the Company in the Shares and, assuming the Underwriters do not have notice of any adverse claim to the Shares, will also acquire its interest in such Shares free of any adverse claim.

                  (iii) No consent, approval, authorization, order, registration, filing or qualification of or with any Federal or New York governmental agency or body is required for the Company's execution and delivery of, and its performance of its obligations under, this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, of the issuance, sale and delivery of the Shares, except for (A) such as may be required under state securities or Blue Sky laws and the securities laws of foreign jurisdictions in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (B) such as have been made or obtained under the Act, the Exchange Act or the rules of the AMEX, the ME or the TSE.

                  (iv) The Company's execution and delivery of, and its performance of its obligations under, this Agreement and the consummation of the transactions contemplated hereby, do not and will not violate any Federal or New York statute or any rule or regulation issued pursuant to any New York or Federal statute or any order known to us issued by any Federal or New York court or governmental agency or body, except for those violations or conflicts that, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.

                  (v) The statements in the U.S. Prospectus under the caption "Shares Eligible for Future Sale", insofar as they purport to constitute summaries of the terms of federal statutes and regulations thereunder, constitute accurate summaries of the terms of such statutes, rules and regulations in all material respects.

                 (vi) The statements made in the U.S. Prospectus under the caption "Taxation--United States Federal Income Taxation", insofar as they purport to constitute summaries of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

                  (vii) Based on oral advice of the Commission, the Registration Statement has become effective under the Act, and such counsel is not aware of any stop order suspending the effectiveness of the Registration Statement and to such counsel's knowledge no proceedings therefor have been initiated or threatened by the Commission, and any filings on the part of the Company required by Rule 424(b) of the Regulations have been made.


                  (viii) The Company is not an "investment company" required to be registered under the Investment Company Act, as amended.


                  (ix) The Class A Shares currently outstanding are listed on the AMEX and the Shares to be issued and sold by the Company hereunder have been duly authorized for listing on the AMEX, subject only to official notice of issuance.


          In addition, such counsel shall state that they have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the U.S. Prospectus and take no responsibility therefor, except as and to the extent set forth in paragraphs (v) and (vi) above. Such counsel shall further state that in the course of the preparation by the Company of the Registration Statement and the U.S. Prospectus, they participated in conferences with certain officers and employees of the Company, with representatives of KPMG, and with other counsel to the Company. Based upon their examination of the Registration Statement and the U.S. Prospectus, their investigations made in connection with the preparation of the Registration Statement and the U.S. Prospectus and their participation in the conferences referred to above, such counsel shall state that (i) they are of the opinion that the Registration Statement, as of its effective date, and the U.S. Prospectus, as of the date hereof, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel need express no opinion with respect to the financial statements or other financial data contained in the Registration Statement or the U.S. Prospectus and (ii) they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the U.S. Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no opinion with respect to the financial statements or other financial data, Canadian federal or provincial law matters and trade regulatory matters contained in the Registration Statement or the U.S. Prospectus.


          In rendering such opinion, such counsel may limit its opinions to the laws of the State of New York and the federal laws of the United States of America.

          (c) At the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date), you shall have received the written opinion of Ogilvy Renault, Canadian counsel for the Company, dated the date of its delivery, in the form of Schedule III hereto. In rendering such opinion, Ogilvy Renault may rely as to matters involving the application of laws other than the federal laws of Canada and the laws of the jurisdictions in which they are admitted, to the extent they deem proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to Underwriters' counsel, familiar with the applicable laws.


          (d) At the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date), you shall have received the written opinion of Hart, Saint-Pierre, Canadian counsel for the Company, dated the date of its delivery, addressed to the Underwriters, and in form and scope satisfactory to Underwriters' Counsel and subject to reasonable qualifications, reservations and limitations, to the effect that:


                  (i) The Company has been duly incorporated under the CBCA and is a valid and subsisting company.


                  (ii) The Company has all requisite corporate power and authority to carry on business in the Province of Quebec and to own, lease or operate the assets now owned, leased or operated by the Company and as described in the Offering Documents.


                  (iii) The Company is in good standing under the CBCA and has filed with the Inspector General of Financial Institutions for the Province of Quebec all necessary corporate reports and declarations.


                  (iv) The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing that will not in the aggregate be reasonably likely to have a Material Adverse Effect.


                  (v) To the best of such counsel's knowledge, there is no outstanding option, warrant or other right calling for the issuance of any share of the share capital (or similar interests) of the Company or of any of its Subsidiaries or any security or other instrument that by its terms is convertible into, exercisable for or exchangeable for shares of the share capital (or similar interests) of the Company or any Subsidiary, except as described in the Offering Documents.


                  (vi) The authorized share capital of the Company is as set forth in the U.S. Prospectus and the Canadian Prospectus under the caption "Capitalization." All of the outstanding shares of such share capital have been duly and validly authorized and issued, are outstanding as fully paid and non-assessable and, to the best of such counsel's knowledge, were not issued in violation of or subject to any pre-emptive rights. Subject to and conditional upon the due filing of all requisite documents and due compliance with all regulatory requirements of any and all securities commissions, exchanges and other regulatory bodies having jurisdiction with respect to the offering and sale of Shares contemplated under the Offering Documents (the "Regulatory Proviso"), the Class A Shares to be outstanding on the Closing Date, including the Shares, have been duly authorized and when issued (and, in the case of the Shares, delivered and sold in accordance with the terms of this Agreement) will be validly issued, and, upon the Company receiving consideration therefor, will be outstanding as fully paid and non-assessable. The share capital of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus.


                  (vii) The Company's execution and delivery of, and its performance of its obligations under, this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (A) to the best of such counsel's knowledge conflict with or result in a breach of any of the terms and provisions of, or constitute a default under (or an event that with notice or lapse of time, or both, would constitute a default under) or require approval or consent under, or result in the creation or imposition of any hypothec, prior claim, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any Material Contract or any Material Permit, except for those conflicts, breaches or defaults for which consent or approval has been obtained by the Company prior to the date hereof, (B) violate or conflict with any provision of its articles, by-laws or resolutions of its directors or shareholders, or (C) to the best of such counsel's knowledge and subject to the Regulatory Proviso, violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its properties or assets, except, with respect to clauses (A) and (C) of this subparagraph
          (vii), for those violations or conflicts that, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.


                  (viii) To the best of such counsel's knowledge, except as set forth in the Offering Documents, no person or entity has the right, by contract or otherwise, to require registration under the Act of shares of share capital or other securities of the Company or any of its Subsidiaries solely because of the filing or effectiveness of the Registration Statement and the consummation of the transactions contemplated by this Agreement.

                  (ix) To the best of such counsel's knowledge, there is no litigation, arbitration or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of, the Company or any of its Subsidiaries, that, if resolved against the Company or such Subsidiary, individually or, to the extent involving related claims or issues, in the aggregate, is of a character required to be disclosed in the Offering Documents that has not been properly disclosed therein; and to the best of such counsel's knowledge, there is no contract or document concerning the Company or any of its Subsidiaries of a character required to be described in the Offering Documents or to be filed as an exhibit to the Registration Statement, that is not so described or filed.


          (e) At the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date), you shall have received the written opinion of Sandler & Travis Trade Advisory Services, regulatory and trade counsel to the Company, dated the date of its delivery, addressed to the Underwriters, and in form and scope satisfactory to Underwriters' Counsel, to the effect that insofar as statements in the U.S. Prospectus and the Canadian Prospectus purport to summarize the nature and status of or the provisions of laws, rules, regulations, orders, judgments or decrees, or the terms of the descriptions provided under the captions "Risk Factors--The Effect of Changing International Trade Regulation on Our Results of Operations is Uncertain," and "Business--Trade Regulatory Environment," such statements are correct in all material respects and are fair summaries of the matters referred to therein.


          (f) At the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date), you shall have received the written opinion of Barbados counsel for the Company, dated the date of its delivery, addressed to the Underwriters, and in form and scope satisfactory to Underwriters' Counsel, and subject to reasonable qualifications, reservations and limitations to the effect that:


                  (i) Each of Gildan Activewear (Barbados) Inc. and Gildan Activewear SRL has been duly incorporated under the laws of Barbados and is a valid and subsisting company.


                  (ii) Each of Gildan Activewear (Barbados) Inc. and Gildan Activewear SRL has all requisite corporate power and authority to carry on business in Barbados and to own, lease or operate the assets now owned, leased or operated by it.


                  (iii) Each of Gildan Activewear (Barbados) Inc. and Gildan Activewear SRL is in good standing under the laws of Barbados.


          (g) At the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date), you shall have received the written opinion of Honduras counsel for the Company, dated the date of its delivery, addressed to the Underwriters, and in form and scope satisfactory to Underwriters' Counsel, and subject to reasonable qualifications, reservations and limitations to the effect that:


                  (i) Each of Gildan Activewear El Progresso, S.A. and Gildan Activewear San Jose, S.A. has been duly incorporated under the laws of Honduras and is a valid and subsisting company.


                  (ii) Each of Gildan Activewear El Progresso, S.A. and Gildan Activewear San Jose, S.A. has all requisite corporate power and authority to carry on business in Honduras and to own, lease or operate the assets now owned, leased or operated by it.

                  (iii) Each of Gildan Activewear El Progresso, S.A. and Gildan Activewear San Jose, S.A. is in good standing under the laws of Honduras.


          (h) At the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date), you shall have received the written opinion of British Virgin Islands counsel for the Company, dated the date of its delivery, addressed to the Underwriters, and in form and scope satisfactory to Underwriters' Counsel, and subject to reasonable qualifications, reservations and limitations to the effect that:


                  (i) Gildan Activewear (BVI) Inc. has been duly incorporated under the laws of the British Virgin Islands and is a valid and subsisting company.


                  (ii) Gildan Activewear (BVI) Inc. has all requisite corporate power and authority to carry on business in the British Virgin Islands and to own, lease or operate the assets now owned, leased or operated by it.


                  (iii) Gildan Activewear (BVI) Inc. is in good standing under the laws of the British Virgin Islands.


                  (i) At the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date), you shall have received the written opinion of Florida counsel for the Company, dated the date of its delivery, addressed to the Underwriters, and in form and scope satisfactory to Underwriters' Counsel, and subject to reasonable qualifications, reservations and limitations to the effect that:


                  (i) Gildan Activewear Miami, Inc. has been duly incorporated under the laws of the State of Florida and is a valid and subsisting company.


                  (ii) Gildan Activewear Miami, Inc. has all requisite corporate power and authority to carry on business in the State of Florida and to own, lease or operate the assets now owned, leased or operated by it.


                  (iii) Gildan Activewear Miami, Inc. is in good standing under the laws of the State of Florida.


          (j) At the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date), you shall have received a certificate of the Company executed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, dated the date of its delivery, to the effect that each such person has carefully examined the Offering Documents and any amendments or supplements thereto and this Agreement and that the conditions set forth in subsection (a) of this Section 9 have been satisfied, that the representations and warranties of the Company set forth in Section 3 hereof are true and correct as of such Closing Date or Additional Closing Date, as the case may be, and the obligations of the Company to be performed hereunder on or prior thereto have been duly performed.

          (k) At the time this Agreement is executed and at the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date), you shall have received a letter, from KPMG, dated the date of its delivery, addressed to the Underwriters and in form and substance reasonably satisfactory to you, to the effect that: (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the Regulations; (ii) in their opinion, the Company Financials included in the Offering Documents comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations thereunder and Canadian Securities Laws; (iii) on the basis of procedures (but not an audit made in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company and its Subsidiaries, a reading of the minutes of meetings and consents of the shareholders and boards of directors of the Company and the Subsidiaries and the committees of such boards subsequent to [January 3, 1999], inquiries of certain officials of the Company and its Subsidiaries who have responsibility for financial and accounting matters of such companies with respect to transactions and events subsequent to [January 3, 1999], and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) the unaudited historical consolidated financial statements of the Company, its Subsidiaries and their predecessors included in the Offering Documents do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or that any material modification should be made to such unaudited consolidated financial statements for them to be in conformity with Canadian GAAP; (B) with respect to the period subsequent to [January 3, 1999] there were, as of the date of the most recent available monthly consolidated financial data of the Company and the Subsidiaries, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the share capital or increases in long-term indebtedness of the Company or any decrease in shareholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet included in the Offering Documents, except for changes or decreases that the Offering Documents disclose have occurred or may occur; or (C) that during the period from [January 3, 1999] to the date of the most recent available monthly consolidated financial data of the Company and its Subsidiaries, if any, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total or per share net income, except for decreases that the U.S. Prospectus and the Canadian Prospectus disclose have occurred or may occur; and (iv) stating that they have compared specific Canadian and U.S. dollar amounts, numbers of shares, percentages of revenues and earnings and other financial information pertaining to the Company and its Subsidiaries set forth in the U.S. Prospectus and the Canadian Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such dollar amounts, numbers, percentages and information may be derived from the general accounting and financial records that are subject to the internal control structure policies and procedures of the Company's and its Subsidiaries' accounting systems or that have been derived directly from such accounting records by analysis or computation, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement.


          (l) On the Closing Date you shall have received an opinion of KPMG, addressed to the Underwriters to the effect that the French language version of the Capitalization, Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, Auditor's Report, Consolidated Balance Sheets, Consolidated Statements of Earnings (Loss) and Retained Earnings (Deficit), Consolidated Statements of Changes in Financial Position and Notes to Combined Financial Statements in the Canadian Prospectus (the "Financial Information") is in all material respects a complete and proper translation of the English language version thereof.


          (m) On the Closing Date, you shall have received the written opinion of Ogilvy Renault, Canadian counsel for the Company, addressed to the Underwriters to the effect that the French language version of the Canadian Prospectus (exclusive of the Financial Information, as to which such counsel express no opinion) is in all material respects a complete and proper translation of the English language version thereof, and such version is not susceptible to any materially different interpretation with respect to any material matter contained therein.


          (n) All proceedings taken in connection with the sale of the Shares as contemplated by this Agreement shall be reasonably satisfactory in form and substance to you and to Underwriters' Counsel, and you shall have received from each of Weil, Gotshal and Stikeman a written opinion, dated as of the Closing Date and addressed to the Underwriters, with respect to the sale of the Firm Shares, and dated as of the Additional Closing Date with respect to the sale of the Additional Shares, and with respect to such other matters as you reasonably may require, and the Company shall have furnished to Underwriters' Counsel such documents as Underwriters' Counsel may request for the purpose of enabling Underwriters' Counsel to pass upon such matters.


          (o) The NASD, upon review of the terms of the underwriting arrangements for the public offering of the Shares, shall have raised no objections thereto.


          (p) The Shares shall have been listed on the AMEX, the ME and the TSE, subject to official notice of issuance.


          (q) At the time this Agreement is executed, the Company shall have furnished to you the written undertakings referred to in the last sentence of Section 7(k) hereof, in form and substance satisfactory to Underwriters' Counsel.


          (r) Prior to the Closing Date, and with respect to the Additional Shares, the Additional Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.


     If any of the conditions specified in this Section 9 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements, or letters furnished to you or to Underwriters' Counsel pursuant to this Section 9 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder not theretofore discharged may be canceled by you at, or at any time prior to, the Closing Date and with respect to the Additional Shares, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone or telephonic facsimile, confirmed in writing.

     10.  INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless each Underwriter, and each of their respective directors, officers, employees and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses (excluding loss of profits), liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation, provided that such settlement was effected with the Company's written consent in accordance with
Section 10(c) hereof), joint or several, to which they or any of them may become subject under the Act, the Exchange Act, Canadian Securities Laws or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the U.S. Preliminary Prospectus, the U.S. Prospectus, the Canadian Preliminary Prospectus or the Canadian Prospectus or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the U.S. Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that notwithstanding the provisions of this paragraph (a), the Company shall not be liable under this subsection 10(a) to any Underwriter in any such case (i) to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, U.S. Prospectus or Canadian Prospectus in reliance upon and in conformity with written information furnished to the Company by or on your behalf expressly for use therein and (ii) provided that the foregoing indemnity agreement with respect to any of the Preliminary Prospectuses shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, costs, damages or liabilities purchased Shares, or any person controlling such Underwriter or if a copy of any of the Prospectuses (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, cost, damage or liability. This indemnity will be in addition to any liability that the Company may otherwise have to any Underwriter or to any controlling person of such Underwriter, including under this Agreement.


     (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement or the Canadian Prospectus, and each other person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation, provided that such settlement was effected with such Underwriter's written consent in accordance with Section 10(c) hereof), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the U.S. Prospectus, any U.S. Preliminary Prospectus, the Canadian Prospectus or the Canadian Preliminary Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the U.S. Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by you or on your behalf with respect to such Underwriter expressly for use therein; provided, however, that in no case shall such Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability that the Underwriter may otherwise have, including under this Agreement. The Company acknowledges that the statements set forth in the last paragraph of the cover page of the U.S. Prospectus and the Canadian Prospectus and the first, fourth, seventh and eighth paragraphs set forth under the caption "Underwriting" in the U.S. Prospectus and the Canadian Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement, any related U.S. Preliminary Prospectus, the U.S. Prospectus, the Canadian Preliminary Prospectus and the Canadian Prospectus.


     (c) Promptly after receipt by an indemnified party under subsection 10(a) or (b) above of notice of the assertion of any claim, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability that it may have under this Section 10 except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying parties shall be entitled (but not required) to participate therein, and to the extent they may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume severally with the other indemnifying parties the defense thereof with counsel reasonably acceptable to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the named parties to such suit include both indemnified and indemnifying parties and such indemnified party or parties shall have been advised in writing by counsel that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties and in conflict therewith (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties with respect to such different defenses), in any of which events such fees and expenses shall be borne by the indemnifying parties. The indemnifying party under subsection 10(a) or (b) above shall only be liable for the legal expenses of one counsel for all indemnified parties in each jurisdiction in which any claim or action is brought; provided, however, that the indemnifying party shall be liable for separate counsel for any indemnified party in a jurisdiction, if counsel to the indemnified parties shall have reasonably concluded and advised the indemnifying party in writing that there may be defenses available to such indemnified party that are different from or additional to those available to one or more of the other indemnified parties and in conflict therewith and that separate counsel for such indemnified party is prudent under the circumstances. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement compromise or consent to entry of any judgement of any claim or action effected without its written consent; provided, however, that such written consent was not unreasonably withheld.


     11. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 10(a) hereof is for any reason held to be unavailable or is insufficient to hold harmless a party indemnified thereunder, the Company, on the one hand, and the Underwriters, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provisions (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than one or more of the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) to which the Company, on the one hand, and one or more of the Underwriters, on the other hand, may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 10 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and (y) the underwriting discounts received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the U.S. Prospectus and the Canadian Prospectus. The relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. The Underwriters' obligations in this Section 11 to contribute are several and not joint. Notwithstanding the provisions of this Section 11, (i) in no case shall any Underwriter be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or such omission or alleged omission, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 11, each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 11. Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 11, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 11 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was not unreasonably withheld.

     12. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement, including without limitation the agreements contained in Sections 6, 7, and 8 hereof, the indemnity agreements contained in
Section 10 hereof and the contribution agreements contained in Section 11 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling person of any Underwriter or by or on behalf of the Company, any of its officers and directors, and shall survive delivery of the Shares to and payment for the Shares by the Underwriters. The representations contained in Section 3 hereof and the agreements contained in this Section 12 and Sections 6, 7, 8, 10, 11 and 14(d) hereof shall survive the termination of this Agreement including pursuant to Section 13 or 14 hereof; provided, however, that if this Agreement is terminated pursuant to Section 13 or 14 hereof or if for any reason the purchase of the Shares by the Underwriters as contemplated hereunder is not consummated, the agreements contained in Sections 6 and 7 hereof shall not survive.


     13.  DEFAULT BY AN UNDERWRITER.

     (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made pursuant to subsection 13(b) below) exceed in the aggregate 10% of the number of shares of Firm Shares or Additional Shares, as the case may be, that all Underwriters have agreed to purchase hereunder, then such Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions that the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

     (b) If such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, you may, in your discretion, arrange for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein.
If within five (5) calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 13, this Agreement (or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares) shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 8, 10(a) and 11 hereof) or the several non-defaulting Underwriters (except as provided in Sections 10(b) and 11 hereof), but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other several Underwriters and the Company for damages occasioned by its or their default hereunder.

     (c) If the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period not exceeding seven (7) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement, the U.S. Prospectus or the Canadian Prospectus that, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 13 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.


     14.  EFFECTIVE DATE OF THIS AGREEMENT; TERMINATION.


     (a) This Agreement shall become effective upon the later of (i) when you and the Company shall have received notification of the effectiveness of the Registration Statement, (ii) you and the Company shall have received clearance from each of the Qualifying Province Authorities for the Amended Final Prospectus, or (iii) the execution and delivery of this Agreement by the parties hereto. Until this Agreement becomes effective as aforesaid, this Agreement may be terminated by the Company by notifying you or by you by notifying the Company without any liability of any party to any party hereunder. Notwithstanding the foregoing, the provisions of this Section 14 and of Sections 10, 11 and 12 hereof shall at all times be in full force and effect.

     (b) This Agreement and the obligations of the Underwriters hereunder may be terminated by you by written notice to the Company at any time at or prior to the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date), without liability (other than with respect to Sections 10 and 11) on the part of any Underwriter to the Company if, on or prior to such date, (i) the Company shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Underwriters set forth in Section 9 hereof is not fulfilled when and as required in any material respect, (iii) trading in the Class A Shares or in securities generally on the New York Stock Exchange, the AMEX, the ME or the TSE shall have been suspended or materially limited, or minimum prices shall have been established on any such exchange or such market by the Commission, or the Qualifying Province Authorities, or by any such exchange or other regulatory body or governmental authority having jurisdiction,
(iv) a general banking moratorium shall have been declared by New York State, United States or Canadian authorities, (v) there shall have occurred any outbreak or escalation of armed hostilities involving the United States or Canada on or after the date hereof, or if there has been a declaration by the United States or Canada of a national emergency or war, the effect of which shall be, in your reasonable judgment, to make it inadvisable or impracticable to proceed with the sale and delivery of the Shares on the terms and in the manner contemplated in the U.S. Prospectus and the Canadian Prospectus, (vi) any domestic or international event or act or occurrence has materially disrupted or in your opinion in the immediate future will materially disrupt the market for the Company's Shares or for securities in general, (vii) in your reasonable opinion any material adverse change shall have occurred since the respective dates as of which information is given in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus affecting the business, prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, other than as set forth in the U.S. Prospectus and the Canadian Prospectus or contemplated thereby, or (viii) there shall have been such a change in political, economic or financial conditions in the United States or Canada such as, in your judgment, makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares on the terms and in the manner contemplated in the U.S. Prospectus and the Canadian Prospectus.
Your right to terminate this Agreement will not be waived or otherwise relinquished by failure to give notice of termination prior to the time that the event giving rise to the right to terminate shall have ceased to exist, provided that notice is given prior to the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date).

     (c) Any notice of termination pursuant to this Section 14 shall be in writing.

     (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to notification by you as provided in subsection 14(a) or 14(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof (other than by reason of a default of the Underwriters), the Company agrees, subject to demand by you, to reimburse the Underwriters for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of Underwriters' Counsel), incurred by the

Underwriters in connection herewith.


     15. JURISDICTION. The Company and the Underwriters agree that any legal suit, action, or proceeding against the Company brought by the Underwriters, or by each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any court of the State of New York or federal court sitting in the State of New York ("New York Court"), and the Company waives any objection which it may now or hereafter have to the laying of venue of any such proceeding and irrevocably submits to the non-exclusive jurisdiction of such Specified Courts in any such suit, action, or proceeding. The Company has appointed, or prior to the Closing Date will appoint, CT Corporation System, New York as its authorized agent (the "Authorized Agent") upon whom process may be served in any legal suit, action, or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by the Underwriters or any controlling person of the Underwriters and expressly accept the non-exclusive jurisdiction of any such New York Court in respect of any such action. Such appointment shall be irrevocable. If for any reason, CT Corporation System (or successor agent for this purpose) shall cease to act as agent for service of process as provided above, the Company will promptly appoint a successor agent for this purpose reasonably acceptable to you. The Company represents and warrants that the Authorized Agent has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company. Nothing contained herein shall limit the right of the Underwriters or any controlling person of the Underwriters to serve process in any other manner permitted by law or bring an action based on this Agreement in any competent court in Canada. A final non-appealable judgment in any suit or proceeding based on this Agreement shall be conclusive and, to the extent permitted under applicable laws, may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner. If the Company has or may hereafter acquire immunity from jurisdiction or legal process with respect to itself or its property, it hereby irrevocably waives to the fullest extent permitted under applicable law such immunity in respect of its obligations hereunder in any action which may be instituted in any New York Court or in any competent court in Canada by the Underwriters or any controlling person of the Underwriters.


     In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

     16. NOTICES. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any one or more of the Underwriters, shall be hand delivered or faxed to each such Underwriter in care of Bear, Stearns, 245 Park Avenue, New York, New York 10167,
Attention: Corporate Finance Department (Fax No. 212-272-3092) with a copy to Weil, Gotshal, Attention: Stephen Besen; and if sent to the Company, shall be hand delivered or faxed, to the Company, 725 Montee de Liesse, Ville Saint-Laurent, Quebec, Canada, H4T 1P5, Attention: Chief Executive Officer (Fax No. 514-738-2269) with a copy to Ogilvy Renault, Attention: Norman Steinberg.


     17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.


     18. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, each of the Underwriters and the Company, and the controlling persons, directors, officers, employees and agents referred to in Sections 10 and 11 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from the Underwriters.


     19. CONSTRUCTION. This Agreement shall be construed in accordance with the laws of the State of New York.


     20. DEFINITION OF BUSINESS DAY. For the purposes of this Agreement, "business day" means any day on which the AMEX the ME and the TSE are all open for trading.


     21. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement (including the schedules) represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.


     22. SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall be determined to be invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Agreement shall not be in any way impaired.

                  [remainder of page intentionally left blank]

     If the foregoing correctly sets forth the complete agreement among the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.


                                        Very truly yours,


                                        GILDAN ACTIVEWEAR INC.


                                        By:
                                           _______________________________
                                           Name:
                                           Title:



Accepted as of the date first
above written.


BEAR, STEARNS & CO. INC.
NESBITT BURNS INC.
THE ROBINSON-HUMPHREY COMPANY, LLC
WASSERSTEIN PERELLA SECURITIES, INC.
     as Representatives of the several
     Underwriters named in Schedule I
     annexed hereto.


By:  BEAR, STEARNS & CO. INC.


By:
   _______________________________
   Name:
   Title:

                           SCHEDULE I -- UNDERWRITERS


                                                     Number of Firm Shares
                                                        to be Purchased
Name of Underwriter                                     from the Company
                                                     ---------------------
Bear Stearns & Co. Inc.
Nesbitt Burns Inc.
The Robinson-Humphrey Company, LLC
Wasserstein Perella Securities, Inc.

                Total:                                    3,000,000
                                                          =========

                          SCHEDULE II -- SUBSIDIARIES


                              JURISDICTION OF
        NAME                   INCORPORATION              100% OWNED BY          SECURITY INTERESTS
       -----                 -----------------           ---------------         ------------------
Gildan Activewear
(Barbados) Inc.                   Barbados                   Company

Gildan Activewear
(BVI) Inc.                  British Virgin Islands           Company

Gildan Activewear El                                    Gildan Activewear
Progresso, S.A.                   Honduras              (Barbados) Inc.

Gildan Activewear
Malone, Inc.                      New York                   Company

Gildan Activewear
Miami, Inc.                       Florida                    Company

                                                              Gildan
Gildan Activewear                                           Activewear
San Jos#, S.A.                    Honduras                (Barbados) Inc.

Gildan Activewear SRL             Barbados                   Company

               SCHEDULE III -- FORM OF OPINION OF OGILVY RENAULT


                   [insert Form of Opinion of Ogilvy Renault]